Filed pursuant to Rule 497(e)

File Nos. 033-43089 and 811-06431

MANAGERS TRUST II

MANAGERS SHORT DURATION GOVERNMENT FUND

MANAGERS INTERMEDIATE DURATION GOVERNMENT FUND

Supplement dated October 4, 2013 to the Prospectus and Statement of Additional Information

dated May 1, 2013

The following information supplements and supersedes any information to the contrary relating to Managers Short Duration Government Fund and Managers Intermediate Duration Government Fund (the “Funds”), each a series of Managers Trust II (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) dated May 1, 2013.

Effective September 30, 2013, Amundi Group indirectly acquired 100% ownership of Smith Breeden Associates, Inc. (“Smith Breeden”), the Funds’ subadvisor (the “Acquisition”). Pursuant to the Acquisition, Smith Breeden converted to a Delaware limited liability company named Amundi Smith Breeden LLC (“Amundi Smith Breeden”). Amundi Group is a leading European asset management firm with over $900 billion in assets as of June 30, 2013.

To maintain continuity in the provision of subadvisory services to the Funds following the Acquisition, the Board of Trustees of the Trust approved, on behalf of the Funds, Amundi Smith Breeden as the subadvisor to the Funds and approved new subadvisory agreements between Managers Investment Group LLC and Amundi Smith Breeden with respect to the Funds, effective October 1, 2013 (the “New Subadvisory Agreements”). The terms of the New Subadvisory Agreements are substantially similar to the provisions of the Funds’ previous subadvisory agreements with Smith Breeden. Consequently, all references in the Prospectus and SAI to the Funds’ subadvisor shall be deemed to refer to Amundi Smith Breeden.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.

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